SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 7, 2010
OmniReliant Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51599	54-2153837
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

14375 Myerlake Circle
Clearwater, FL 33760
 (Address of principal executive offices) (zip code)

 (727) 230-1031
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 7, 2010, OmniReliant Holdings, Inc. (the “Company”) appointed Shadron Stastney and Keith Hughes as members of its Board of Directors.

Mr. Stastney is a founding partner of Vicis Capital LL (”Vicis”).  He graduated from the University of North Dakota in 1990 with a B.A. in Political Theory and History, and from Yale Law School in 1994 with a J.D. focusing on corporate and tax law.  From 1994 to 1997, he worked as an associate at Cravath, Swaine and Moore in New York, where he worked in the tax group and in the corporate group, focusing on derivatives.  In 1997, he joined CSFB’s then-combined convertible/equity derivative origination desk.  From 1998 through 2001, he worked in CSFB’s corporate equity derivatives origination group, eventually becoming a Director and Head of the Hedging and Monetization Group, a joint venture between derivatives and equity capital markets.  In 2001, he jointly founded Victus Capital Management, LP, and in 2004, he jointly founded Vicis.  Mr. Stastney also jointly founded Vicis Capital Management LLC in 2001.  Mr. Stastney has been a director of Quality Health Plans since February 2010, China Hydro since January 2010, Master Silicone Carbide since September 2008, Amacore Holdings, Inc. since August 2008, Care Media since April 2007, China New Energy since August 2008, Zurvita Holdings, Inc. since March 2010, Age of Learning since March 2010 and OptimizeRX Corporation since July 2010.  Mr. Stastney was a director of Medical Solutions Management from October 2007 to January 2009 and MDWerks from May 2008 to August 2009.

Mr. Hughes has served as the Chief Financial Officer and Chief Compliance Officer of Vicis since 2006.  Mr. Hughes is a Certified Public Accountant and graduated from St. John’s University in 1978 with a B.A. in Accounting. He joined Vicis in January 2006 from International Fund Services, the fund’s administrator, where he was a Managing Director of Operations since 2001. From 1998 to 2001, he has held various financial roles with hedge funds including Treasurer, Controller and Chief Financial Officer. From 1986 to 1998 he worked at UBS where he was a Managing Director and the Equity Controller for North America. Previous to UBS he worked at Dean Witter, Merrill Lynch and McGladery & Pullen, C.P.A.s. Mr. Hughes has been a director of Quality Health Plans since February 2009, Amacore Holdings, Inc. since February 2010 and Zurvita Holdings, Inc. since March 2010.

Vicis Capital, LLC is the holder of 93.7% of the Company’s outstanding voting capital.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OmniReliant Holdings, Inc.

Dated: September 10, 2010	By: /s/ Robert DeCecco
Name: Robert DeCecco
Title: Chief Executive Officer